UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor t

Legg Mason

Western Asset

Government

Securities

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Government Securities Fund

Fund objective

The Fund seeks high current return.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Government Securities Fund for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individual investors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 9, 2011

Legg Mason Western Asset Government Securities Fund	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen

IV	Legg Mason Western Asset Government Securities Fund

Investment commentary (cont’d)

consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced

Legg Mason Western Asset Government Securities Fund	V

positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on

November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current return. Under normal circumstances, the Fund invests at least 80% of the value of its assets in debt securities that are issued or guaranteed by the U.S. government, including U.S. Treasury securities, debt securities issued by federal agencies and instrumentalities and related investments. These securities may or may not be backed by the full faith and credit of the U.S. government. The Fund may invest in securities of any maturity, and the securities may have fixed, floating or variable rates. The Fund may engage in forward roll transactions, also referred to as mortgage dollar rolls.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)i continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion briefly returned in November when fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course toward the end of the period as certain

2	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Fund overview (cont’d)

economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively. All told, the Barclays Capital U.S. Aggregate Indexii returned 6.54% for the twelve months ended December 31, 2010.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We decreased our exposure to U.S. Treasuries to pursue what we believed to be more attractive opportunities. Within the agency mortgage-backed security (“MBS”) sector, we tactically traded among various coupons and type of issuer. In particular, we reduced the Fund’s exposure to securities issued by Fannie Mae in favor of securities issued by Ginnie Mae, where we found more attractive values.

During the reporting period, we utilized Eurodollar futures and options, Treasury futures and options, Euro-bund futures, interest rate swaps and swaptions to manage the portfolio’s durationiii and yield curveiv exposure. Total return swaps were used to manage our exposure to investment grade bonds. Overall, the use of these derivative instruments modestly contributed to performance.

Performance review

For the twelve months ended December 31, 2010, Class A shares of Legg Mason Western Asset Government Securities Fund, excluding sales charges, returned 9.42%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Mortgage-Backed Securities Indexv, returned 5.37% over the same time frame. The Lipper U.S. Mortgage Funds Category Average1 returned 6.78% for the same period.

Performance Snapshot as of December 31, 2010 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset Government Securities Fund:
Class 1[2]	3.16%	9.68%
Class A	3.00%	9.42%
Class B	2.59%	8.83%
Class C	2.62%	8.78%
Class I	3.11%	9.57%
Barclays Capital U.S. Mortgage-Backed Securities Index	0.87%	5.37%
Lipper U.S. Mortgage Funds Category Average[1]	1.55%	6.78%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 100 funds for the six-month period and among the 99 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	3

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the twelve months ended December 31, 2010 for Class A, Class B and Class C shares would have been 9.31%, 8.62% and 8.57%, respectively.

The 30-Day SEC Yields for the period ended December 31, 2010 for Class 1, Class A, Class B, Class C and Class I shares were 2.70%, 2.35%, 1.75%, 1.82% and 2.61%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class 1 and Class I shares would have been 2.66% and 2.60%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.80%, 1.00%, 1.64%, 1.68% and 0.82%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, inter-

est, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.85% for Class I shares. In addition, total annual operating expenses of Class 1 shares will not exceed those of Class A shares less the 12b-1 differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to non-agency MBS. The combination of the government’s aggressive programs to aid the housing market and signs that housing prices appeared to be stabilizing helped these securities generate strong results. In addition, the sector was supported by ongoing demand from asset managers participating in the Public-Private Investment Program (“PPIP”).

Our tactical trading within the agency MBS sector also significantly contributed to performance, as did our duration positioning. Throughout the fiscal year, the Fund’s duration was longer than that of the benchmark. This enhanced results as interest rates declined during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s slight underweight to agency MBS given their spread compression over the course of the period.

4	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Fund overview (cont’d)

Thank you for your investment in Legg Mason Western Asset Government Securities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: Fixed-income securities are subject to interest rate, credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The U.S. government guarantee of principal and interest payments only applies to underlying securities in the Fund’s portfolio, not the Fund’s shares. Please note that the Fund’s shares are not guaranteed by the U.S. government or its agencies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Mortgage-Backed Securities (62.2%), Collateralized Mortgage Obligations (28.3%), U.S. Treasury Inflation Protected Securities (6.2%), Asset-Backed Securities (3.4%) and Preferred Stocks (0.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustment-rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and December 31, 2009 and does not include derivatives such as purchased options, written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	3.16%	$1,000.00	$1,031.60	0.76%	$3.89	Class 1	5.00%	$1,000.00	$1,021.37	0.76%	$3.87
Class A	3.00	1,000.00	1,030.00	1.01	5.17	Class A	5.00	1,000.00	1,020.11	1.01	5.14
Class B	2.59	1,000.00	1,025.90	1.70	8.68	Class B	5.00	1,000.00	1,016.64	1.70	8.64
Class C	2.62	1,000.00	1,026.20	1.61	8.22	Class C	5.00	1,000.00	1,017.09	1.61	8.19
Class I	3.11	1,000.00	1,031.10	0.85	4.35	Class I	5.00	1,000.00	1,020.92	0.85	4.43

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A‡	Class B‡	Class C‡	Class I
Twelve Months Ended 12/31/10	9.68%	9.42%	8.83%	8.78%	9.57%
Five Years Ended 12/31/10	5.73	5.50	4.88	4.89	5.82
Ten Years Ended 12/31/10	5.24	5.06	4.60	4.53	5.42

With sales charges[2]	Class 1[3]	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/10	9.68%	4.81%	4.33%	7.78%	9.57%
Five Years Ended 12/31/10	4.25	4.59	4.71	4.89	5.82
Ten Years Ended 12/31/10	4.50	4.60	4.60	4.53	5.42

Cumulative total returns
Without sales charges[1]
Class 1 (12/31/00 through 12/31/10)	66.60%
Class A (12/31/00 through 12/31/10)	63.83
Class B (12/31/00 through 12/31/10)	56.81
Class C (12/31/00 through 12/31/10)	55.75
Class I (12/31/00 through 12/31/10)	69.59

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 0.50% for the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Includes the effect of the 6.75% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

‡	The total returns reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been lower.

8	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Western Asset Government Securities Fund vs. Barclays Capital U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average† — December 2000 - December 2010

Value of $1,000,000 invested in

Class I Shares of Legg Mason Western Asset Government Securities Fund vs. Barclays Capital U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average† — December 2000 - December 2010

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason Western Asset Government Securities Fund on December 31, 2000, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays Capital U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average. The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable-rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Lipper U.S. Mortgage Funds Category Average is composed of the Fund’s peer group of mutual funds. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than Class A, B, C and I shares’ performance depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	9

Spread duration (unaudited)

Economic exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. MBSI	— Barclays Capital U.S. Mortgage-Backed Securities Index
LMWA Gov’t Sec.	— Legg Mason Western Asset Government Securities Fund
MBS	— Mortgage-Backed Securities

10	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. MBSI	— Barclays Capital U.S. Mortgage-Backed Securities Index
LMWA Gov’t Sec.	— Legg Mason Western Asset Government Securities Fund
MBS	— Mortgage-Backed Securities

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	11

Schedule of investments

December 31, 2010

Legg Mason Western Asset Government Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 62.2%
FHLMC — 9.3%
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	7/1/20	$13,580	$15,171
Federal Home Loan Mortgage Corp. (FHLMC)	9.500%	1/1/21	616,819	698,459
Federal Home Loan Mortgage Corp. (FHLMC)	2.674%	2/1/32	144,960	151,920	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.624%	4/1/32	1,074,743	1,119,956	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.748%	5/1/32	487,344	508,479	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.628%	7/1/32	241,371	252,064	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	8/1/33	1,333,269	1,407,695
Federal Home Loan Mortgage Corp. (FHLMC)	3.025%	4/1/34	1,798,004	1,884,642	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	6.164%	12/1/36	235,582	248,608	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	6.093%	1/1/37	351,534	375,173	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.746%	2/1/37	127,020	135,019	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	6.165%	2/1/37	129,095	136,949	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.753%	4/1/37	600,971	637,373	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.590%	5/1/37	751,326	796,005	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.769%	5/1/37	271,080	288,174	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.860%	5/1/37	277,056	292,988	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.536%	12/1/37	565,128	600,551	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	9/1/40	9,931,125	10,189,314
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	5/1/11-7/1/32	1,743,291	1,984,993
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/16-4/1/37	2,952,613	3,273,787
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17-1/1/32	1,440,325	1,573,083
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.000%	12/1/19	4,464	4,819
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	7/1/21-11/1/35	4,783,288	5,132,911
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	9/1/33	4,938,710	5,214,397
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	1/13/41	18,000,000	19,184,076	(b)
Total FHLMC				56,106,606
FNMA — 30.2%
Federal National Mortgage Association (FNMA)	7.000%	5/1/11-6/1/32	2,174,382	2,477,075
Federal National Mortgage Association (FNMA)	12.500%	9/20/15-1/1/16	4,208	4,846
Federal National Mortgage Association (FNMA)	12.000%	1/1/16-1/15/16	16,426	19,283
Federal National Mortgage Association (FNMA)	5.500%	5/1/16-12/1/36	39,339,202	42,308,026
Federal National Mortgage Association (FNMA)	6.500%	7/1/16-2/1/36	7,887,636	8,821,512
Federal National Mortgage Association (FNMA)	5.000%	2/1/18-6/1/35	1,640,233	1,754,536
Federal National Mortgage Association (FNMA)	8.500%	8/1/19-10/1/30	305,013	354,346
Federal National Mortgage Association (FNMA)	11.500%	9/1/19	106	115
Federal National Mortgage Association (FNMA)	10.500%	8/1/20	5,748	6,701

See Notes to Financial Statements.

12	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Government Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.500%	1/19/26	$45,100,000	$45,424,179	(b)
Federal National Mortgage Association (FNMA)	7.500%	8/1/28-4/1/32	956,913	1,099,115
Federal National Mortgage Association (FNMA)	6.000%	2/1/29-2/1/37	10,742,080	11,809,300
Federal National Mortgage Association (FNMA)	2.551%	6/1/32	88,297	88,332	(a)
Federal National Mortgage Association (FNMA)	2.141%	1/1/35	1,458,802	1,515,848	(a)
Federal National Mortgage Association (FNMA)	2.881%	1/1/35	989,403	1,023,621	(a)
Federal National Mortgage Association (FNMA)	2.143%	2/1/35	818,419	849,039	(a)
Federal National Mortgage Association (FNMA)	2.232%	2/1/35	523,877	543,552	(a)
Federal National Mortgage Association (FNMA)	5.294%	9/1/35	2,532,712	2,686,625	(a)
Federal National Mortgage Association (FNMA)	4.903%	2/1/36	1,652,645	1,727,248	(a)
Federal National Mortgage Association (FNMA)	5.811%	6/1/36	513,880	538,010	(a)
Federal National Mortgage Association (FNMA)	5.711%	7/1/37	775,760	824,690	(a)
Federal National Mortgage Association (FNMA)	4.500%	3/1/38-4/1/38	6,145,422	6,315,751
Federal National Mortgage Association (FNMA)	5.000%	1/13/41	500,000	525,703	(b)
Federal National Mortgage Association (FNMA)	5.500%	1/13/41	5,100,000	5,457,000	(b)
Federal National Mortgage Association (FNMA)	6.000%	1/13/41-2/10/41	26,200,000	28,459,602	(b)
Federal National Mortgage Association (FNMA)	6.500%	1/13/41	16,000,000	17,782,496	(b)
Total FNMA				182,416,551
GNMA — 22.7%
Government National Mortgage Association (GNMA)	8.500%	6/15/25	151,937	181,342
Government National Mortgage Association (GNMA)	3.950%	7/15/25	7,300,000	7,337,094
Government National Mortgage Association (GNMA)	7.000%	2/15/28-3/15/36	12,921,044	14,826,940
Government National Mortgage Association (GNMA)	7.500%	4/15/29-10/15/31	355,817	412,156
Government National Mortgage Association (GNMA)	6.500%	10/15/31-10/15/32	1,731,436	1,966,060
Government National Mortgage Association (GNMA)	6.000%	11/15/32	1,609,243	1,777,029
Government National Mortgage Association (GNMA)	5.000%	9/15/33-9/20/40	22,427,854	23,913,229
Government National Mortgage Association (GNMA)	4.500%	2/15/40-3/15/40	8,265,973	8,632,506
Government National Mortgage Association (GNMA)	3.500%	1/20/41	6,200,000	5,971,375	(b)
Government National Mortgage Association (GNMA)	4.000%	1/20/41	32,500,000	32,699,305	(b)
Government National Mortgage Association (GNMA)	4.500%	1/20/41	5,100,000	5,296,034	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	13

Legg Mason Western Asset Government Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	6.000%	1/20/41	$1,500,000	$1,645,461	(b)
Government National Mortgage Association (GNMA)	6.500%	1/20/41	13,500,000	15,153,818	(b)
Government National Mortgage Association (GNMA)	1.352%	8/20/58	141,269	141,445	(a)
Government National Mortgage Association (GNMA)	2.084%	6/20/60	5,808,797	6,122,472	(a)
Government National Mortgage Association (GNMA) II	5.500%	1/20/41	10,400,000	11,193,083	(b)
Total GNMA				137,269,349
Total Mortgage-Backed Securities (Cost — $367,222,960)				375,792,506
Asset-Backed Securities — 3.4%
Aames Mortgage Investment Trust, 2005-3 A1	0.411%	8/25/35	25,185	25,107	(a)(c)
ACE Securities Corp., 2004-OP1 M1	1.041%	4/25/34	1,451,111	1,244,224	(a)
ACE Securities Corp., 2005-SD3 A	0.661%	8/25/45	213,820	202,199	(a)
ACE Securities Corp., 2006-GP1 A	0.391%	2/25/31	159,241	120,093	(a)
ACE Securities Corp., 2006-SD1 A1B	0.611%	2/25/36	577,197	539,163	(a)
ACE Securities Corp., 2006-SL2 A	0.431%	1/25/36	1,216,568	63,517	(a)
Ameriquest Mortgage Securities Inc., 2004-R7 A6	0.631%	8/25/34	304,121	296,590	(a)
Argent Securities Inc., 2004-W6 AF	3.623%	5/25/34	1,339,782	1,257,594
Bayview Financial Acquisition Trust, 2006-B 2A4	0.531%	4/28/36	952,807	635,543	(a)
Compucredit Acquired Portfolio Voltage Master Trust, 2006-1A A1	0.430%	9/15/18	1,930,343	1,755,664	(a)(c)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	109,560	91,522	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.591%	7/25/36	1,359,531	741,518	(a)(c)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.161%	10/25/47	1,584,525	1,057,548	(a)
Countrywide Home Equity Loan Trust, 2004-I A	0.550%	2/15/34	848,408	524,044	(a)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.400%	7/15/36	244,441	136,440	(a)
Countrywide Home Equity Loan Trust, 2006-RES 4F1B	0.520%	5/15/34	2,442,032	1,364,608	(a)(c)
Countrywide Home Equity Loan Trust, 2007-GW A	0.810%	8/15/37	302,092	232,687	(a)
EMC Mortgage Loan Trust, 2006-A A1	0.711%	12/25/42	1,970,645	1,200,517	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.471%	11/25/36	543,461	300,871	(a)
GSAMP Trust, 2003-SEA A1	0.661%	2/25/33	221,440	157,387	(a)
GSAMP Trust, 2006-S4 A1	0.351%	5/25/36	129,257	15,732	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.391%	6/25/36	413,688	49,273	(a)
Lehman XS Trust, 2005-5N 3A1A	0.561%	11/25/35	628,915	487,650	(a)
Lehman XS Trust, 2006-GP4 3A1A	0.331%	8/25/46	111,951	110,963	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.086%	9/25/31	967,953	737,250	(a)
Merrill Lynch First Franklin Mortgage Loan Trust, 2007-H1 2A1	1.761%	10/25/37	1,769,120	1,205,020	(a)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.411%	3/25/36	693,751	184,836	(a)
Nelnet Student Loan Trust, 2008-4 A4	1.768%	4/25/24	1,030,000	1,056,187	(a)

See Notes to Financial Statements.

14	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Government Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
New Century Home Equity Loan Trust, 2003-B M2	1.911%	11/25/33	$43,505	$36,922	(a)
Novastar Home Equity Loan, 2003-2 A2	0.941%	9/25/33	1,125,581	1,020,440	(a)
RAAC Series, 2006-RP2 A	0.511%	2/25/37	128,110	92,520	(a)(c)
RAAC Series, 2006-RP3 A	0.531%	5/25/36	1,768,110	1,138,363	(a)(c)
Renaissance Home Equity Loan Trust, 2003-3 A	0.761%	12/25/33	839,420	718,741	(a)
Residential Funding Securities LLC, 2003-RP2 A1	0.711%	6/25/33	260,012	216,237	(a)(c)
SACO I Trust, 2006-4 A1	0.431%	3/25/36	651,273	205,078	(a)
SACO I Trust, 2006-6 A	0.391%	6/25/36	965,880	308,413	(a)
SACO I Trust, 2006-7 A1	0.391%	7/25/36	204,873	65,683	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.941%	1/25/33	439,762	376,542	(a)
Structured Asset Securities Corp., 2006-ARS1 A1	0.371%	2/25/36	852,472	21,520	(a)(c)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.691%	3/25/37	457,001	400,838	(a)(c)
Total Asset-Backed Securities (Cost — $30,434,779)				20,395,044
Collateralized Mortgage Obligations — 28.3%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.531%	2/25/36	1,051,526	581,896	(a)
Adjustable Rate Mortgage Trust, Whole Loan, 2005-3 7A1	2.893%	7/25/35	9,100,815	7,770,385	(a)
American Home Mortgage Assets, 2006-3 3A12	0.451%	10/25/46	2,055,627	1,172,998	(a)
American Home Mortgage Assets, 2006-6 A1A	0.451%	12/25/46	1,582,684	882,588	(a)
Banc of America Funding Corp., 2005-H 1A1	3.153%	11/20/35	2,528,811	1,585,235	(a)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.941%	9/25/34	431,595	355,235	(a)
Bear Stearns ARM Trust, 2005-12 11A1	3.138%	2/25/36	228,059	160,310	(a)
CBA Commercial Small Balance Commercial Mortgage, 2006-1A A	0.511%	6/25/38	1,155,995	624,237	(a)(c)(d)
Countrywide Alternative Loan Trust, 2004-6CB A	0.551%	5/25/34	1,218,278	943,501	(a)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.521%	7/25/35	515,667	328,718	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.638%	7/20/35	125,990	79,427	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.491%	7/20/35	1,404,731	902,361	(a)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.591%	10/25/35	549,747	337,359	(a)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.591%	11/20/35	140,924	86,983	(a)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.641%	11/20/35	140,924	42,863	(a)
Countrywide Alternative Loan Trust, 2005-72 A1	0.531%	1/25/36	91,104	62,499	(a)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.561%	1/25/36	743,428	428,837	(a)
Countrywide Alternative Loan Trust, 2006-OA9 2A1B	0.461%	7/20/46	541,879	254,217	(a)
Countrywide Home Loan, 2003-HYB1 1A1	3.037%	5/19/33	155,505	146,891	(a)
Countrywide Home Loan, 2003-J10 1A2	5.250%	11/25/33	302,984	303,062
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.561%	5/25/35	333,779	219,474	(a)
Countrywide Home Loans, 2004-R1 1AF	0.661%	11/25/34	674,080	602,605	(a)(c)

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	15

Legg Mason Western Asset Government Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Countrywide Home Loans, 2004-R2 1AF1	0.681%	11/25/34	$333,996	$293,375	(a)(c)
Countrywide Home Loans, 2005-R3 AF	0.661%	9/25/35	1,906,783	1,636,749	(a)(c)
Countrywide Home Loans, 2006-R2 AF1	0.681%	7/25/36	1,206,045	989,259	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.621%	3/25/35	165,422	137,160	(a)(c)
CS First Boston Mortgage Securities Corp., Whole Loan, 2002-10 2A1	7.500%	5/25/32	568,477	592,017
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.200%	6/26/35	2,020,000	1,870,210	(a)(c)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.811%	2/25/48	1,595,460	1,599,712	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	121,832	123,688
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	6,223,562	6,770,722
Federal Home Loan Mortgage Corp. (FHLMC), 3702 FG	0.710%	8/15/32	2,724,431	2,725,889	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	1,200,000	1,183,248
Federal Home Loan Mortgage Corp. (FHLMC), IO, K009 X1	1.522%	8/25/20	22,260,894	2,062,997	(a)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	572,706	50,312
Federal National Mortgage Association (FNMA), 2004-100 FA	0.461%	1/25/35	3,275,469	3,266,906	(a)
Federal National Mortgage Association (FNMA), IO, 2006-W3 1AS	5.786%	10/25/46	14,923,389	1,838,882	(a)
Federal National Mortgage Association (FNMA), 2010-110 AE	9.750%	11/25/18	4,667,194	5,480,215
Government National Mortgage Association (GNMA), 2002-57 FK	0.761%	8/16/32	2,253,732	2,270,305	(a)
Government National Mortgage Association (GNMA), IO, 2003-24 S	6.279%	3/16/33	3,145,730	484,313	(a)
Government National Mortgage Association (GNMA), IO, 2003-42 SE	6.339%	1/16/30	3,865,598	562,886	(a)
Government National Mortgage Association (GNMA), IO, 2004-11 SA	5.239%	2/20/34	4,916,102	442,124	(a)
Government National Mortgage Association (GNMA), IO, 2004-5 PS	6.689%	2/20/33	9,000,000	1,190,569	(a)
Government National Mortgage Association (GNMA), 2004-59 FP	0.561%	8/16/34	3,662,821	3,669,950	(a)
Government National Mortgage Association (GNMA), IO, 2004-83 CS	5.819%	10/20/34	9,839,189	1,170,534	(a)
Government National Mortgage Association (GNMA), IO, 2004-104 IS	6.489%	11/20/34	18,783,023	2,461,027	(a)
Government National Mortgage Association (GNMA), IO, 2005-13 SA	6.539%	2/20/35	5,895,160	909,254	(a)
Government National Mortgage Association (GNMA), IO, 2005-3 SC	6.489%	1/16/35	19,701,085	2,927,794	(a)

See Notes to Financial Statements.

16	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Government Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), IO, 2005-3 SJ	5.839%	1/20/35	$5,508,030	$647,089	(a)
Government National Mortgage Association (GNMA), IO, 2005-39 NS	5.939%	6/20/35	10,978,009	1,309,436	(a)
Government National Mortgage Association (GNMA), IO, 2005-66 S	5.989%	8/16/35	6,645,182	875,702	(a)
Government National Mortgage Association (GNMA), IO, 2006-25 SI	6.439%	5/20/36	4,741,952	657,648	(a)
Government National Mortgage Association (GNMA), IO, 2007-17 AI	6.289%	4/16/37	15,682,095	2,465,346	(a)
Government National Mortgage Association (GNMA), IO, 2007-17 IB	5.989%	4/20/37	18,353,253	3,457,918	(a)
Government National Mortgage Association (GNMA), IO, 2007-18 S	6.539%	4/16/37	7,617,003	1,426,411	(a)
Government National Mortgage Association (GNMA), IO, 2007-26 SL	6.539%	5/16/37	5,379,493	1,125,245	(a)
Government National Mortgage Association (GNMA), IO, 2007-57 SI	6.479%	3/20/37	13,583,861	2,208,021	(a)
Government National Mortgage Association (GNMA), IO, 2008-47 S	7.439%	6/16/38	6,046,810	1,022,765	(a)
Government National Mortgage Association (GNMA), IO, 2009-26 SC	6.139%	1/16/38	33,280,827	4,963,722	(a)
Government National Mortgage Association (GNMA), IO, 2009-76 SB	5.839%	9/16/39	14,763,639	1,939,423	(a)
Government National Mortgage Association (GNMA), IO, 2009-87 IW	6.589%	7/20/34	16,043,510	2,413,574	(a)
Government National Mortgage Association (GNMA), IO, 2009-106 CM	6.339%	1/16/34	83,343,675	10,483,451	(a)
Government National Mortgage Association (GNMA), 2009-H01 FA	1.403%	11/20/59	1,342,078	1,358,438	(a)(d)
Government National Mortgage Association (GNMA), IO, 2010-2 S	6.189%	1/16/40	7,428,407	1,146,180	(a)
Government National Mortgage Association (GNMA), IO, 2010-4 SI	5.839%	11/16/34	10,049,095	1,523,775	(a)
Government National Mortgage Association (GNMA), IO, 2010-6 SG	6.139%	1/16/40	7,534,275	986,915	(a)
Government National Mortgage Association (GNMA), 2010-13 IO	1.158%	11/16/51	74,409,721	4,119,486	(a)
Government National Mortgage Association (GNMA), IO, 2010-14 SC	4.543%	8/20/35	699,969	93,976	(a)
Government National Mortgage Association (GNMA), IO, 2010-14 SX	6.189%	2/16/40	14,713,529	2,001,387	(a)
Government National Mortgage Association (GNMA), IO, 2010-31 SD	6.289%	5/20/33	7,550,175	1,226,953	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	17

Legg Mason Western Asset Government Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), IO, 2010-31 SG	6.339%	9/16/33	$11,764,188	$1,814,690	(a)
Government National Mortgage Association (GNMA), IO, 2010-31 SL	5.839%	11/16/34	4,639,569	690,559	(a)
Government National Mortgage Association (GNMA), IO, 2010-44 SK	6.239%	4/16/40	3,895,280	528,748	(a)
Government National Mortgage Association (GNMA), IO, 2010-47 UX	6.209%	6/16/37	17,263,275	2,465,455	(a)
Government National Mortgage Association (GNMA), 2010-59 LB	4.500%	10/20/39	3,700,000	3,783,274
Government National Mortgage Association (GNMA), IO, 2010-61 SK	5.739%	5/16/40	8,971,052	1,286,279	(a)
Government National Mortgage Association (GNMA), 2010-102 IO	1.777%	6/16/52	11,970,246	1,032,930	(a)
Government National Mortgage Association (GNMA), 2010-118 IO	1.869%	4/16/53	24,945,525	2,190,182	(a)
Government National Mortgage Association (GNMA), 2010-156 IO	1.399%	9/16/46	65,916,119	4,543,789	(a)
Government National Mortgage Association (GNMA), IO, 2010-161 IA	0.847%	12/16/50	50,000,000	2,683,725	(a)
Government National Mortgage Association (GNMA), 2010-H02 FA	0.933%	2/20/60	6,739,161	6,760,187	(a)(d)
Greenpoint Mortgage Funding Trust, 2006-AR4 A1A	0.361%	9/25/46	53,177	52,439	(a)
GSMPS Mortgage Loan Trust, 2004-4 2A1	4.333%	6/25/34	2,874,206	2,447,457	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.611%	1/25/35	2,405,343	2,054,764	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.611%	9/25/35	308,181	257,418	(a)(c)
Harborview Mortgage Loan Trust, 2006-7 2A1A	0.461%	9/19/46	865,105	541,117	(a)
IMPAC CMB Trust, 2004-7 1A1	1.001%	11/25/34	989,615	892,338	(a)
IMPAC CMB Trust, 2004-10 3A1	0.961%	3/25/35	908,844	718,966	(a)
IMPAC CMB Trust, 2007-A A	0.511%	5/25/37	332,466	272,436	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	1.061%	11/25/34	164,252	154,774	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.581%	3/25/36	630,928	343,290	(a)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.461%	5/25/36	82,136	36,374	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.906%	3/25/35	368,247	284,438	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.151%	10/25/35	1,202,538	973,895	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.451%	5/25/46	354,942	204,121	(a)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.572%	12/25/34	25,224	18,975	(a)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.471%	4/25/46	305,283	181,931	(a)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.461%	5/25/47	378,138	214,453	(a)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.549%	5/25/36	1,267,806	1,176,656	(a)(c)
Morgan Stanley Capital I, 1999-LIFE E	6.969%	4/15/33	431,671	432,995	(a)

See Notes to Financial Statements.

18	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Government Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.946%	8/25/34	$414,933	$345,909	(a)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.331%	6/25/36	80,008	41,055	(a)
Nomura Asset Acceptance Corp., 2004-R1 A1	6.500%	3/25/34	139,148	140,343	(c)
Nomura Asset Acceptance Corp., 2004-R2 A1	6.500%	10/25/34	203,773	209,362	(a)(c)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.451%	9/25/46	615,722	393,516	(a)
Prime Mortgage Trust, 2006-CL1 A1	0.761%	2/25/35	769,466	635,213	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	2,831,137	2,401,798	(c)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	3.020%	5/25/35	89,762	78,215	(a)
Structured ARM Loan Trust, 2004-10 3A2	2.737%	8/25/34	2,851,847	2,709,552	(a)
Structured ARM Loan Trust, 2004-17 A1	1.612%	11/25/34	176,909	159,052	(a)
Structured ARM Loan Trust, 2005-2 A2	0.511%	2/25/35	445,575	320,080	(a)
Structured ARM Loan Trust, 2005-5 A3	0.491%	5/25/35	199,590	180,769	(a)
Structured ARM Loan Trust, 2005-11 3A	2.662%	5/25/35	3,057,424	2,229,151	(a)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.441%	7/25/46	398,708	238,726	(a)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A3	0.451%	7/25/46	299,031	167,132	(a)
Structured Asset Securities Corp., 2003-26A 3A5	2.751%	9/25/33	1,492,116	1,253,502	(a)
Structured Asset Securities Corp., 2005-RF1 A	0.611%	3/25/35	471,415	391,774	(a)(c)
Structured Asset Securities Corp., 2005-RF2 A	0.611%	4/25/35	1,790,816	1,532,137	(a)(c)
Structured Asset Securities Corp., 2005-RF3 1A	0.611%	6/25/35	704,499	588,432	(a)(c)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.161%	3/25/44	66,279	66,168	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.190%	9/25/37	135,328	126,898	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.183%	9/25/37	142,938	139,763	(a)
Voyager Countywide Delaware Trust, 2009-1 3QB1	0.510%	3/16/30	3,063,047	1,308,874	(a)(c)(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR7 2A	1.322%	7/25/46	490,866	319,101	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.581%	8/25/45	2,053,579	1,751,754	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.551%	10/25/45	163,294	138,897	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.541%	11/25/45	310,879	240,496	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.531%	12/25/45	1,196,825	1,024,823	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.551%	12/25/45	130,446	101,673	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.092%	6/25/47	761,951	511,208	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.698%	6/25/33	266,053	255,340	(a)
Total Collateralized Mortgage Obligations (Cost — $175,584,431)				171,074,007

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	19

Legg Mason Western Asset Government Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — 6.2%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	$3,253,470	$3,623,806
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	33,302,940	34,083,494
Total U.S. Treasury Inflation Protected Securities (Cost — $37,882,785)				37,707,300

			Shares
Preferred Stocks — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		81,075	50,996	*(a)
Federal National Mortgage Association (FNMA)	8.250%		58,275	32,634	*(a)
Total Preferred Stocks (Cost — $3,483,750)				83,630
Total Investments before Short-Term Investments (Cost — $614,608,705)				605,052,487

			Face Amount
Short-Term Investments — 27.4%
U.S. Government Agencies — 21.2%
Federal Home Loan Bank (FHLB), Discount Notes	0.301%	7/15/11	$19,500,000	19,482,235	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.220%	4/5/11	20,000,000	19,994,880	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.230%	4/19/11	20,000,000	19,994,120	(f)
Federal National Mortgage Association (FNMA), Discount Notes	0.200%	2/22/11	19,500,000	19,494,367	(f)
Federal National Mortgage Association (FNMA), Discount Notes	0.235%	4/25/11	7,500,000	7,497,668	(f)
Federal National Mortgage Association (FNMA), Discount Notes	0.240-0.250%	5/9/11	20,844,000	20,835,246	(f)(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.185%	5/11/11	569,000	568,757	(f)(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.190%	5/16/11	6,000	5,997	(f)(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.291%	8/8/11	20,000,000	19,977,100	(f)
Total U.S. Government Agencies (Cost — $127,796,643)				127,850,370
U.S. Government Obligations — 0.8%
U.S. Treasury Bills (Cost — $4,993,154)	0.238%	7/28/11	5,000,000	4,994,650	(f)

See Notes to Financial Statements.

20	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Government Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — 5.4%
Morgan Stanley tri-party repurchase agreement dated 12/31/10; Proceeds at maturity — $32,875,329; (Fully collateralized by various U.S. government agency obligations, 1.875% to 3.625% due 9/16/11 to 6/21/13; Market value — $33,534,065) (Cost — $32,875,000)	0.120%	1/3/11	$32,875,000	$32,875,000
Total Short-Term Investments (Cost — $165,664,797)				165,720,020
Total Investments — 127.5% (Cost — $780,273,502#)				770,772,507
Liabilities in Excess of Other Assets — (27.5)%				(166,270,174)
Total Net Assets — 100.0%				$604,502,333

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security (unaudited).

(f)	Rate shown represents yield-to-maturity.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $781,121,337.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
IO	— Interest Only
PAC	— Planned Amortization Class

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	21

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $780,273,502)	$770,772,507
Cash	12,134,817
Receivable for securities sold	90,062,192
Interest receivable	2,447,724
Deposits with brokers for swap contracts	1,400,000
Receivable for Fund shares sold	940,568
Principal paydown receivable	48,787
Prepaid expenses	44,257
Other receivables	113,721
Total Assets	877,964,573

Liabilities:
Payable for securities purchased	268,236,510
Payable for Fund shares repurchased	2,563,670
Swaps, at value	1,259,287
Payable to broker — variation margin on open futures contracts	408,835
Investment management fee payable	284,696
Distribution fees payable	164,276
Distributions payable	77,547
Trustees’ fees payable	9,823
Accrued expenses	457,596
Total Liabilities	273,462,240
Total Net Assets	$604,502,333

Net Assets:
Par value (Note 7)	$586
Paid-in capital in excess of par value	615,734,229
Overdistributed net investment income	(81,336)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(992,681)
Net unrealized depreciation on investments, futures contracts and swap contracts	(10,158,465)
Total Net Assets	$604,502,333

See Notes to Financial Statements.

22	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Statement of assets and liabilities (cont’d)

December 31, 2010

Shares Outstanding:
Class 1	5,006,893
Class A	42,048,864
Class B	4,537,997
Class C	6,600,781
Class I	439,898

Net Asset Value:
Class 1 (and redemption price)	$10.32
Class A (and redemption price)	$10.31
Class B*	$10.31
Class C*	$10.31
Class I (and redemption price)	$10.35
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.77

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	23

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$21,577,834

Expenses:
Investment management fee (Note 2)	3,376,026
Distribution fees (Notes 2 and 5)	1,982,845
Transfer agent fees (Note 5)	1,233,935
Shareholder reports	89,638
Registration fees	69,727
Audit and tax	57,315
Legal fees	27,098
Custody fees	16,380
Insurance	15,129
Trustees’ fees	9,416
Miscellaneous expenses	5,730
Total Expenses	6,883,239
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(26,340)
Compensating balance arrangements (Note 1)	(2,091)
Net Expenses	6,854,808
Net Investment Income	14,723,026

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	18,695,185
Futures contracts	905,032
Written options	163,193
Swap contracts	2,858,636
Net Realized Gain	22,622,046
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	16,664,773
Futures contracts	1,940,042
Written options	308
Swap contracts	(2,014,768)
Change in Net Unrealized Appreciation (Depreciation)	16,590,355
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	39,212,401
Proceeds from Settlement of a Regulatory Matter (Note 9)	764,276
Increase in Net Assets From Operations	$54,699,703

See Notes to Financial Statements.

24	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$14,723,026	$21,399,087
Net realized gain	22,622,046	16,307,802
Change in net unrealized appreciation (depreciation)	16,590,355	16,458,089
Proceeds from settlement of a regulatory matter (Note 9)	764,276	—
Increase in Net Assets From Operations	54,699,703	54,164,978

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(18,583,212)	(21,267,843)
Net realized gains	(3,044,273)	—
Decrease in Net Assets From Distributions to Shareholders	(21,627,485)	(21,267,843)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	101,905,482	123,201,723
Reinvestment of distributions	20,957,997	20,326,466
Cost of shares repurchased	(165,672,678)	(196,789,370)
Decrease in Net Assets From Fund Share Transactions	(42,809,199)	(53,261,181)
Decrease in Net Assets	(9,736,981)	(20,364,046)

Net Assets:
Beginning of year	614,239,314	634,603,360
End of year*	$604,502,333	$614,239,314
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(81,336)	$1,917,127

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	25

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class 1 Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$ 9.77	$9.28	$9.59	$9.67	$9.74

Income (loss) from operations:
Net investment income	0.28	0.36	0.44	0.48	0.42
Net realized and unrealized gain (loss)	0.65	0.49	(0.31)	(0.07)	(0.02)
Total income from operations	0.93	0.85	0.13	0.41	0.40

Less distributions from:
Net investment income	(0.33)	(0.36)	(0.44)	(0.49)	(0.47)
Net realized gains	(0.05)	—	—	—	—
Total distributions	(0.38)	(0.36)	(0.44)	(0.49)	(0.47)

Net asset value, end of year	$10.32	$9.77	$9.28	$9.59	$9.67
Total return[3]	9.68%	9.26%	1.39%	4.32%	4.22%

Net assets, end of year (millions)	$52	$53	$57	$66	$74

Ratios to average net assets:
Gross expenses	0.81%	0.79%	0.76%	0.86%	0.77%[4]
Net expenses[5,6]	0.76 [7]	0.67 [7,8]	0.56 [8]	0.62 [8]	0.76 [4]
Net investment income	2.76	3.75	4.60	5.01	4.41

Portfolio turnover rate[9]	265%	35%	23%	88%	266%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 30, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.74%, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.73% for Class 1 shares until May 1, 2009. In addition to the contractual expense limitation, management has agreed to voluntarily waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses for Class 1 shares to 0.25% lower than Class A shares’ total annual operating expenses effective July 27, 2007 through September 17, 2009.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 1,064%, 298%, 276%, 499% and 615% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

26	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$ 9.77	$9.27	$9.58	$9.66	$9.73

Income (loss) from operations:
Net investment income	0.26	0.33	0.41	0.46	0.40
Net realized and unrealized gain (loss)	0.64	0.50	(0.30)	(0.08)	(0.03)
Proceeds from settlement of a regulatory matter	0.01	—	—	—	—
Total income from operations	0.91	0.83	0.11	0.38	0.37

Less distributions from:
Net investment income	(0.32)	(0.33)	(0.42)	(0.46)	(0.44)
Net realized gains	(0.05)	—	—	—	—
Total distributions	(0.37)	(0.33)	(0.42)	(0.46)	(0.44)

Net asset value, end of year	$10.31	$9.77	$9.27	$9.58	$9.66
Total return[3]	9.42%[4]	9.11%	1.14%	4.11%	3.98%

Net assets, end of year (millions)	$433	$427	$430	$421	$312

Ratios to average net assets:
Gross expenses	1.01%	0.98%	0.97%	1.00%	0.99%[5]
Net expenses[6]	1.01	0.92 [7,8]	0.81 [7,8]	0.82 [7,8]	0.98 [5,8]
Net investment income	2.51	3.50	4.35	4.81	4.19

Portfolio turnover rate[9]	265%	35%	23%	88%	266%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 30, 2007.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 9.31%.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.97% and 0.96%, respectively.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.81% for Class A shares until May 1, 2009. On December 5, 2008, the contractual expense limitation was reduced from 0.81% to 0.80%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 1,064%, 298%, 276%, 499% and 615% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	27

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$ 9.77	$9.28	$9.59	$9.67	$9.74

Income (loss) from operations:
Net investment income	0.19	0.28	0.36	0.41	0.34
Net realized and unrealized gain (loss)	0.65	0.48	(0.30)	(0.08)	(0.03)
Proceeds from settlement of a regulatory matter	0.02	—	—	—	—
Total income from operations	0.86	0.76	0.06	0.33	0.31

Less distributions from:
Net investment income	(0.27)	(0.27)	(0.37)	(0.41)	(0.38)
Net realized gains	(0.05)	—	—	—	—
Total distributions	(0.32)	(0.27)	(0.37)	(0.41)	(0.38)

Net asset value, end of year	$10.31	$9.77	$9.28	$9.59	$9.67
Total return[3]	8.83%[4]	8.33%	0.60%	3.54%	3.32%

Net assets, end of year (millions)	$47	$62	$72	$81	$72

Ratios to average net assets:
Gross expenses	1.69%	1.62%	1.58%	1.66%	1.62%[5]
Net expenses[6]	1.69	1.53 [7,8]	1.35 [7,8]	1.37 [7,8]	1.62 [5,8]
Net investment income	1.83	2.90	3.81	4.22	3.55

Portfolio turnover rate[9]	265%	35%	23%	88%	266%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For a share of capital stock outstanding prior to April 30, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 8.62%.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.60% and 1.60%, respectively.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.35% for Class B shares until May 1, 2009.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 1,064%, 298%, 276%, 499% and 615% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

28	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$ 9.77	$9.28	$9.59	$9.67	$9.74

Income (loss) from operations:
Net investment income	0.19	0.27	0.35	0.40	0.37
Net realized and unrealized gain (loss)	0.64	0.49	(0.31)	(0.07)	(0.03)
Proceeds from settlement of a regulatory matter	0.02	—	—	—	—
Total income from operations	0.85	0.76	0.04	0.33	0.34

Less distributions from:
Net investment income	(0.26)	(0.27)	(0.35)	(0.41)	(0.41)
Net realized gains	(0.05)	—	—	—	—
Total distributions	(0.31)	(0.27)	(0.35)	(0.41)	(0.41)

Net asset value, end of year	$10.31	$9.77	$9.28	$9.59	$9.67
Total return[3]	8.78%[4]	8.26%	0.47%	3.54%	3.65%

Net assets, end of year (millions)	$68	$69	$74	$73	$10

Ratios to average net assets:
Gross expenses	1.63%	1.67%	1.83%	1.59%	1.34%[5]
Net expenses[6]	1.63	1.60 [7,8]	1.47 [7,8]	1.38 [7,8]	1.31 [5,8]
Net investment income	1.88	2.82	3.70	4.25	3.85

Portfolio turnover rate[9]	265%	35%	23%	88%	266%
[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 30, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 8.57%.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.33% and 1.29%, respectively.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.38% for Class C shares until May 1, 2008 and 1.52% for the period from May 1, 2008 until May 1, 2009.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 1,064%, 298%, 276%, 499% and 615% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	29

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$9.80	$9.30	$9.60	$9.68	$9.75

Income (loss) from operations:
Net investment income	0.27	0.35	0.45	0.49	0.44
Net realized and unrealized gain (loss)	0.66	0.50	(0.30)	(0.07)	(0.03)
Total income from operations	0.93	0.85	0.15	0.42	0.41

Less distributions from:
Net investment income	(0.33)	(0.35)	(0.45)	(0.50)	(0.48)
Net realized gains	(0.05)	—	—	—	—
Total distributions	(0.38)	(0.35)	(0.45)	(0.50)	(0.48)

Net asset value, end of year	$10.35	$9.80	$9.30	$9.60	$9.68
Total return[3]	9.57%	9.35%	1.58%	4.46%	4.39%

Net assets, end of year (millions)	$5	$3	$2	$10	$101

Ratios to average net assets:
Gross expenses	0.86%	0.75%	0.59%	0.58%	0.60%[4]
Net expenses[5,6]	0.84 [7]	0.71 [7,8]	0.48 [8]	0.48 [8]	0.59 [4]
Net investment income	2.65	3.68	4.68	5.11	4.58

Portfolio turnover rate[9]	265%	35%	23%	88%	266%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 30, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.58% and 0.57%, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.48% for Class I shares until May 1, 2009.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 1,064%, 298%, 276%, 499% and 615% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

30	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Government Securities Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	31

information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Mortgage-backed securities	—	$375,792,506	—	$375,792,506
Asset-backed securities	—	20,395,044	—	20,395,044
Collateralized mortgage obligations	—	162,955,382	$8,118,625	171,074,007
U.S. treasury inflation protected securities	—	37,707,300	—	37,707,300
Preferred stocks	$83,630	—	—	83,630
Total long-term investments	$83,630	$596,850,232	$8,118,625	$605,052,487
Short-term investments†	—	165,720,020	—	165,720,020
Total investments	$83,630	$762,570,252	$8,118,625	$770,772,507
Other financial instruments:
Futures contracts	1,101,768	—	—	1,101,768
Total	$1,185,398	$762,570,252	$8,118,625	$771,874,275

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$499,951	—	—	$499,951
Total return swaps	—	$1,259,287	—	1,259,287
Total	$499,951	$1,259,287	—	$1,759,238

†See	Schedule of Investments for additional detailed categorizations.

32	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Collateralized Mortgage Obligations
Balance as of December 31, 2009	—
Accrued premiums/discounts	—
Realized gain (loss)[1]	$(460)
Change in unrealized appreciation (depreciation)[2]	(45,142)
Net purchases (sales)	8,164,227
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2010	$8,118,625
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	$(45,142)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	33

margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts

34	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Notes to financial statements (cont’d)

recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund as well as liquidation payments received or made at the termination of the swap are recognized as realized gains or losses in the Statement of Operations.

For average notional amounts of swaps held during the year ended December 31, 2010 see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	35

rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that

36	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Notes to financial statements (cont’d)

pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2010, the Fund held a total return swap with credit related contingent features which had a liability position of $1,259,287. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2010, the Fund had posted with its counterparties cash as collateral to cover the net liability of all derivatives amounting to $1,400,000, which could be used to reduce the required payment.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	37

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,097,447	$(1,097,447)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage-backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

38	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2 billion	0.550%
Next $2 billion	0.500
Next $2 billion	0.450
Next $2 billion	0.400
Over $8 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total annual operating expenses for Class A shares less the 12b-1 differential of 0.25% and the ratio of expenses to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended December 31, 2010, fees waived and/or expenses reimbursed amounted to $26,340.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	39

no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2010, LMIS and its affiliates received sales charges of approximately $53,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$7,000	$75,000	$4,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2010, the Fund had accrued $2,319 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$3,917,772	$6,360,900,122
Sales	21,147,560	6,356,969,394

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,255,128
Gross unrealized depreciation	(27,603,958)
Net unrealized depreciation	$(10,348,830)

40	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Notes to financial statements (cont’d)

At December 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	369	3/11	$43,440,832	$43,438,219	$(2,613)
U.S. Treasury 10-Year Notes	245	3/11	29,400,796	29,507,187	106,391
U.S. Treasury Ultra Long-Term Bonds	21	3/11	2,737,717	2,668,969	(68,748)
					35,030
Contracts to Sell:
90-Day Eurodollar	280	3/11	69,619,390	69,744,500	(125,110)
90-Day Eurodollar	280	6/11	69,559,340	69,692,000	(132,660)
90-Day Eurodollar	280	9/11	69,503,340	69,611,500	(108,160)
90-Day Eurodollar	280	12/11	69,426,340	69,489,000	(62,660)
90-Day Eurodollar	280	3/12	69,335,340	69,335,000	340
90-Day Eurodollar	280	6/12	69,239,590	69,146,000	93,590
90-Day Eurodollar	280	9/12	69,138,090	68,953,500	184,590
90-Day Eurodollar	140	12/12	34,381,795	34,375,250	6,545
90-Day Eurodollar	140	3/13	34,294,383	34,277,250	17,133
U.S. Treasury 2-Year Notes	49	3/11	10,741,387	10,726,406	14,981
U.S. Treasury 30-Year Bonds	213	3/11	26,690,823	26,012,625	678,198
					566,787
Net unrealized gain on open futures contracts					$601,817

During the year ended December 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	262	$133,261
Options written	469	172,044
Options closed	(453)	(202,918)
Options exercised	(112)	(52,786)
Options expired	(166)	(49,601)
Written options, outstanding December 31, 2010	—	—

At December 31, 2010, the Fund held TBA securities with a total cost of $189,230,656.

At December 31, 2010, the Fund held the following open swap contracts:

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$140,000,000	6/1/11	1-Month LIBOR	LD10TRUU†	—	$(1,259,287)	*

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Swap is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See note 1).

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	41

Abbreviations
LIBOR	— London Interbank Offered Rate
LD10TRUU	— BarCap U.S. MBS: Agency Fixed-Rate MBS Total Return Index Value Unhedged USD

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$1,101,768

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$499,951
Swap contracts[3]	1,259,287
Total	$1,759,238

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Purchased options	$(46,852)
Written options	163,193
Futures contracts	905,032
Swap contracts	2,858,636
Total	$3,880,009

42	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Written options	$308
Futures contracts	1,940,042
Swap contracts	(2,014,768)
Total	$(74,418)

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$32,415
Written options†	68,098
Futures contracts (to buy)	82,220,885
Futures contracts (to sell)	117,511,579

Average Notional Balance
Interest rate swap contracts†	$57,176,923
Total return swap contracts	86,153,846

†	At December 31, 2010, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$1,080,731	$691,466
Class B	415,123	189,368
Class C	486,991	233,164
Class I	—	9,432
Class 1	—	110,505
Total	$1,982,845	$1,233,935

For the year ended December 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class I	$623
Class 1	25,717
Total	$26,340

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	43

6. Distributions to shareholders by class

	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Investment Income:
Class A	$13,549,300	$15,136,981
Class B	1,420,519	1,959,513
Class C	1,763,559	2,016,104
Class I	117,356	106,462
Class 1	1,732,478	2,048,783
Total	$18,583,212	$21,267,843

Net Realized Gains:
Class A	$2,175,256	—
Class B	242,716	—
Class C	346,327	—
Class I	22,343	—
Class 1	257,631	—
Total	$3,044,273	—

7. Shares of beneficial interest

At December 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,367,788	$65,144,565	8,487,677	$80,453,084
Shares issued on reinvestment	1,485,793	15,202,047	1,501,718	14,332,619
Shares repurchased	(9,533,919)	(97,053,810)	(12,685,127)	(120,724,296)
Net decrease	(1,680,338)	$(16,707,198)	(2,695,732)	$(25,938,593)

Class B
Shares sold	899,960	$9,212,778	1,559,130	$14,760,633
Shares issued on reinvestment	160,283	1,641,473	199,883	1,907,567
Shares repurchased	(2,847,159)	(29,057,992)	(3,141,159)	(29,889,589)
Net decrease	(1,786,916)	$(18,203,741)	(1,382,146)	$(13,221,389)

Class C
Shares sold	2,327,482	$23,790,162	2,731,198	$26,009,797
Shares issued on reinvestment	196,763	2,015,622	203,757	1,946,002
Shares repurchased	(3,036,753)	(30,989,076)	(3,744,252)	(35,704,031)
Net decrease	(512,508)	$(5,183,292)	(809,297)	$(7,748,232)

44	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Notes to financial statements (cont’d)

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Class I
Shares sold	369,603	$3,757,977	204,735	$1,978,209
Shares issued on reinvestment	10,465	107,626	9,275	89,049
Shares repurchased	(203,637)	(2,065,318)	(204,334)	(1,994,485)
Net increase	176,431	$1,800,285	9,676	$72,773

Class 1
Shares sold	—	—	—	—
Shares issued on reinvestment	194,617	$1,991,229	214,737	$2,051,229
Shares repurchased	(639,177)	(6,506,482)	(889,796)	(8,476,969)
Net decrease	(444,560)	$(4,515,253)	(675,059)	$(6,425,740)

8. Income tax Information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class 1	Class A	Class B	Class C	Class I
Daily 1/31/2011	$0.021823	$0.019747	$0.014016	$0.014627	$0.022239

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$18,583,212	$21,267,843
Net long-term capital gains	3,044,273	—
Total taxable distributions	$21,627,485	$21,267,843

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$806,499
Undistributed long-term capital gains — net	827,713
Total undistributed earnings	$1,634,212
Capital loss carryforward*	$(1,141,127)
Other book/tax temporary differences(a)	(719,267)
Unrealized appreciation (depreciation)(b)	(11,006,300)
Total accumulated earnings (losses)—net	$(11,232,482)

*	During the taxable year ended December 31, 2010, the Fund utilized $19,213,535 of its capital loss carryover available from prior years. As of December 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2013	$(619,301)
12/31/2014	(367,411)
12/31/2016	(154,415)
$(1,141,127)

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	45

These amounts will be available to offset future taxable capital gains. The losses are subject to certain limitations for tax purposes. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in

46	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Notes to financial statements (cont’d)

interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $512,812, $138,332, $107,022, $348 and $5,762 for Classes A, B, C, I and 1, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	47

Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class

48	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Notes to financial statements (cont’d)

claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

Legg Mason Western Asset Government Securities Fund 2010 Annual Report	49

12. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

50	Legg Mason Western Asset Government Securities Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Government Securities Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Government Securities Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2011

Legg Mason Western Asset Government Securities Fund	51

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Government Securities Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

52	Legg Mason Western Asset Government Securities Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Legg Mason Western Asset Government Securities Fund	53

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as U.S. mortgage funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2010 was above the median, that its performance was below the median for the 5-year period ended June 30, 2010, and that its performance was slightly above the median for the 10-year period ended June 30, 2010. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as U.S. mortgage funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were slightly above the

54	Legg Mason Western Asset Government Securities Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

median. The Board noted that the Fund’s actual total expense ratio was slightly above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to certain share classes of the Fund is expected to continue through December 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset Government Securities Fund	55

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Government Securities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

56	Legg Mason Western Asset Government Securities Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Government Securities Fund	57

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

58	Legg Mason Western Asset Government Securities Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Government Securities Fund	59

Additional Officers cont’d
John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

60	Legg Mason Western Asset Government Securities Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
David Castano Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Government Securities Fund	61

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date: Payable date:	Daily Monthly	12/8/2010 12/9/2010
Interest from federal obligations	4.57%	—
Long-term capital gain dividend	—	$0.051590

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Western Asset

Government Securities Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Government Securities Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Government Securities Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Government Securities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0316 2/11 SR11-1303

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $163,425 in 2009 and $174,600 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,655 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,650 in 2009 and $19,750 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $9,800 in 2010, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-

year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Income Trust

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: February 28, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: February 28, 2011